
RAND
LOGISTICS, INC.
SAGINAW
SAGINAW



Rand Logistics, Inc. (NASDAQ: RLOG)
Q1 FY2012
Earnings Conference Call
August 15, 2011
8:30 a.m. EDT

Forward-Looking Statements



This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 29, 2011.

RAND LOGISTICS, INC.

Conference Call Details



- The conference call webcast and accompanying slides are available on the Rand Logistics, Inc. website at: http://www.randlogisticsinc.com/presentations.html

- A telephonic replay of the conference call may be accessed approximately two hours after the completion of the call.
  - 800-642-1687, Conference ID#89218480
  - 706-645-9291, Conference ID#89218480 for international callers

RAND LOGISTICS, INC.

Agenda



- **Introduction**
  Laurence Levy, Chairman and Chief Executive Officer

- **Business Environment and Operational Overview**
  Scott Bravener, President of Lower Lakes

- **Financial Overview**
  Joe McHugh, Chief Financial Officer

- **Fiscal Year 2012 Earnings Opportunities**
  Laurence Levy, Chairman and Chief Executive Officer

RAND LOGISTICS, INC.

Introduction
Laurence Levy



- We are pleased with our first quarter fiscal 2012 results.
- While we only have approximately 75 days of data, the repowered Michipicoten is meeting our operating and financial expectations.
- The two vessels which we acquired in February 2011 are performing well and we believe that there is an opportunity for these vessels to exceed the performance expectations that the transaction was based on.
- Our newly acquired vessel the Manitoba, formerly known as the Maritime Trader, went into service on August 6, 2011 and is already helping to balance our capacity and customer demand more effectively.
- Based on results to date, we are reaffirming our guidance that assuming a full sailing season of the Michipicoten, operating income plus depreciation and amortization will be between $34 and $36 million and that free cash flow per common share will be between $1.15 and $1.30.

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



- Our customer demand is the best that it has been since 2008. We are fully booked for the remainder of the sailing season and based on current market demand, we again expect to operate certain of our vessels into January.

- We are experiencing these demand levels even though lakes wide tons shipped for most of the commodities that we transport are modestly below their historical five year averages.

- In general, there was not a material shift in the mix of commodities that we transported in the quarter ended June 30, 2011, versus our historical mix for the quarter ended June 30, 2010.

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



US Flag Great Lakes Dry-Bulk Cargo Carriage – June YTD
(net tons in thousands)


Iron Ore
20,000
18,000
16,000
14,000
12,000
10,000
17,014
16,664
9.9%
18,315
2010
YTD 5-Yr Average
2011


Salt
600
400
200
0
544
465
11.9%
520
2010
YTD 5-Yr Average
2011


Coal
9,000
8,000
7,000
6,000
5,000
7,278
8,288
-14.7%
7,072
2010
YTD 5-Yr Average
2011


Grain
120
100
80
60
40
20
0
84
103
-3.8%
99


Limestone
8,500
8,000
7,500
7,000
6,500
6,000
5,500
5,000
6,923
8,015
-17.9%
6,584
2010
YTD 5-Yr Average
2011


Sand
140
120
100
80
60
40
20
0
68
97
-35.6%
63
2010
YTD 5-Yr Average
2011

Rand total tonnage for Q1 FY2012 increased by 10% year -over-year, excluding outside voyage charter.

* Data from Lake Carriers Association

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Rand Tonnage by Cargo

Q1 FY2011



Aggregates 47.4%
Coal 13.2%
Ore 14.9%
Salt 11.9%
Grain 9.5%
Slag 1.3%
Pet Coke 1.2%
Oxide 0.4%
Coke 0.2%
Aggregates
Coal
Ore
Salt
Grain
Slag
Pet Coke
Oxide
Coke

Q1 FY2012



Aggregates 44.9%
Coal 11.7%
Ore 14.2%
Salt 13.8%
Grain 11.6%
Slag 2.0%
Pet Coke 0.7%
Oxide 0.2%
Coke 0.9%
Aggregates
Coal
Ore
Salt
Grain
Slag
Pet Coke
Oxide
Coke

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Key Metrics
Q1 FY2011 vs. Q1 FY2012

Sailing Days


1,100
1,080
1,060
1,040
1,020
1,000
1,023
1,065
4.1%
Q1 FY2011
Q1 FY2012

Marine Freight Revenue per Day


29,800
29,400
29,000
28,600
28,200
27,800
27,400
27,000
27,767
28,821
3.8%
Q1 FY2011
Q1 FY2012

Our total Sailing Days increased 42 days, or 4.1%, to 1,065 Sailing Days during the three month period ended June 30, 2011, from 1,023 Sailing Days during the three month period ended June 30, 2010.

Our vessel utilization was 90% of the theoretical maximum of 1,183 days for Q1 FY2012.

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



- Several vessels experienced start up delays during the quarter, due to winter repair work not being completed on schedule.
  - This resulted in 42 lost sailing days in April 2011, in addition to 30 lost days related to the Michipicoten repowering.
  - The late sailings also resulted in approximately $800,000 of winter repairs and maintenance expenses in the three month period ended June 30, 2011 compared to a negligible amount in the three month period ended June 30, 2010.

- The Michipicoten repowering project, which began in December 2010, was successfully completed in May 2011.
  - The vessel did not sail for 61 days of the quarter.
  - The benefits of the conversion include increased revenues from higher speeds and lower costs from reduced fuel consumption, labor efficiencies and reduced maintenance and other operating expenses.
  - Since introducing the vessel back into service, we have been satisfied with both its financial and operating results.
  - This was our last steam powered vessel to be converted to diesel power. We believe we now operate some of the most efficient propulsion systems on the Great Lakes.

- To date, we are satisfied with the Company's performance in the 2011 sailing season.
  - Our demand visibility for the remainder of the year is very good; our customers continue to present us with a variety of growth opportunities.
  - With the exception of delays in completing winter work on certain vessels, our operating performance across our entire fleet has met expectations
  - We have also successfully integrated the vessels acquired in February 2011 and the newly acquired Manitoba into our fleet.

Financial Overview
Joe McHugh



	Three months ended June 30, 2011	Three months ended June 30, 2010
Sailing Days	1,065	1,023
Freight Revenue/Sailing Day	28,821	27,767
(Vessel Operating Expenses less Fuel and Other Surcharge Revenue)/Sailing Day	16,192	16,875
Repairs and Maintenance Expenses/Sailing Day	776	43
G&A ($ in millions)	3.0	2.4
Average F/X Rate	$1.033 USD per CAD	$0.973 USD per CAD

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh

Operating Income Plus Depreciation and Amortization Bridge
Q1 FY2012 vs. Q1 FY2011
(U.S. Dollars 000's)



$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$8,769
$1,440
$295
$477
($755)
($544)
$9,682
June YTD FY2011 Actual
Vessel Fleet Increase Impact and other
Currency Translation
Incidents
Layup/Fitout & Winter Work
Admin.
June YTD FY2012 Actual

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh





Operating Income Plus Depreciation and Amortization*
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY07 Q4
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
FY11 Q4
FY12 Q1
Trailing Four Quarters Operating Income plus Depreciation and Amortization



* Excludes GE Amendment Fee of $446K incurred in FY2010 and acquisition related costs in FY2011

RAND LOGISTICS, INC.

Fiscal Year 2012 Earnings Opportunities
Laurence Levy



Outlook

- We continue to believe that the long term fundamentals of our business and the end markets that we serve remain strong.
- Our outlook for fiscal year 2012 remains positive. This confidence is based on the contractual nature of our business which is providing excellent visibility for the remainder of the sailing season, the high barriers to entry into our markets and our financial performance to date.
- Over the next 24 months, we remain highly confident that we will have the opportunity to accelerate our free cash flow growth as we improve the profitability of our existing fleet through contractual price increases and by better aligning our assets to the trade patterns that they are best suited for, in order to gain greater flexibility in the scheduling of our expanded fleet.
- Continued improvement in vessel utilization combined with increased customer demand reinforces our confidence in a positive future for Rand, our customers, employees and shareholders.

RAND LOGISTICS, INC.